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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                   -------------------------------------------


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): March 23, 2005

                           MARKLAND TECHNOLOGIES, INC.
                           ---------------------------
               (Exact Name of Registrant as Specified in Charter)


          FLORIDA                   000-28863                  84-1331134
          -------                   ---------                  ----------
(State or other jurisdiction       (Commission                (IRS Employer
     of incorporation)             File Number)           Identification Number)


                   #207 54 DANBURY ROAD, RIDGEFIELD, CT 06877
                   ------------------------------------------
               (Address of principal executive offices) (Zip Code)

                                 (203) 894-9700
                                 --------------
              (Registrant's telephone number, including area code)

                                       N/A
                                       ---
          (Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below).

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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            CAUTIONARY STATEMENT REGARDING FORWARD LOOKING STATEMENTS

         This report on Form 8-K contains "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. We intend the forward-looking statements to be covered by the safe harbor provisions for forward-looking statements in these sections. All statements regarding our expected publicity and marketing activities, financial position, business and financing plans are forward-looking statements. These statements can sometimes be identified by our use of forward-looking words such as "may," "will," "should," "expect," "anticipate," "project," "designed," "estimate," "plan" and "continue." Although we believe that our expectations in such forward-looking statements are reasonable, we cannot promise that our expectations will turn out to be correct. These forward-looking statements generally relate to plans and objectives for future operations and are based upon reasonable estimates and assumptions regarding future results or trends. These forward-looking statements are subject to certain risks, uncertainties and assumptions relating to Markland Technologies, Inc. ("Markland", the "Company", "we" or "our"). Factors that could cause actual results to differ materially from Markland expectations include the uncertainty regarding the volatility of the price of Markland's common stock, Markland's possible ability to repay existing indebtedness, possible inability of Markland to continue in business and other risks detailed from time to time in Markland's SEC reports. No assurance can be given that investors of Markland will retain any level of value. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, the Company's future performance and actual results of operations may vary significantly from those anticipated, projected, believed, expected, intended or implied. The Company undertakes no obligation to update any of the forward-looking statements, which speak only as of the date they were made.

ITEM 5.02 DEPARTURE OF DIRECTOR OR PRINCIPAL OFFICER; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.
ITEM 5.03 AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.
ITEM 8.01         OTHER EVENTS

Termination of engagement of Ken Ducey, Jr., as president of Markland
---------------------------------------------------------------------

On March 23, 2005 we removed Ken Ducey, Jr. as our president, and terminated his engagement as a director or officer from our wholly owned subsidiaries Ergosystems, Inc., a Virginia corporation, Science and Technology Research, Inc., a Maryland corporation and Security Technology, Inc., a Delaware corporation. While Mr. Ducey remains an employee of the Company at this time, we anticipate terminating that employment within the next thirty (30) days. At the time that Mr. Ducey's employment is terminated, we will determine to what extent we will exercise our option to repurchase shares of our common stock, $.0001 par value per share (the "Common Stock") issued to Mr. Ducey pursuant to his employment agreement.

Mr. Ducey remains a director of the Company.

Termination of Asset Growth Company as Strategic Operations Contractor
----------------------------------------------------------------------

On March 23, 2005, pursuant to our Strategic Operations Contractor Agreement with them, we notified Asset Growth Company ("Asset Growth") of our intent to terminate its services as a consultant within the next thirty (30) days. Until such time Asset Growth will remain engaged by the Company. At the time that Asset Growth's engagement is terminated, we will determine to what extent we will exercise our option to repurchase shares of our common stock, $.0001 par value per share (the "Common Stock") issued to Asset Growth pursuant to its Strategic Operations Contractor agreement.

Mr. Ducey is a director and majority shareholder of Asset Growth Company


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Appointment of Joseph P. Mackin as President of Markland Technologies, Inc.
---------------------------------------------------------------------------

On March 23, 2005, we appointed Dr. Joseph P. Mackin as our new president. Dr. Mackin is currently our Chief Operations Officer and a member of our Board of Directors as well as that of our wholly owned subsidiary, EOIR Technologies, Inc., (EOIR). He has been employed by EOIR since 2000, and is currently serving as EOIR's president. Dr. Mackin is responsible for strategic technology development and Homeland Security initiatives as well as a key participant in corporate day-to-day operations at EOIR. Dr. Mackin also serves as the president and a member of the Board of Directors of our majority owned subsidiary, Technest Holdings, Inc. He has served on numerous government panels and committees, and was most recently appointed as the Lead Sensor Scientist on the prestigious National Academy of Science study called "ARMY S&T FOR HOMELAND DEFENSE" published in June 2003. Prior to joining EOIR, Dr. Mackin was an Assistant Sensor Systems Group Leader at MIT Lincoln Laboratories where, among other things, he served as the system integration lead for the Smart Sensor Web program. Dr. Mackin holds a PhD in Physics from the Massachusetts Institute of Technology and a BS in Engineering from the United States Military Academy at West Point. He is retired as an officer in the United States Army.

Dr. Mackin was a selling shareholder of EOIR when we purchased it on June 30, 2004. As part of that transaction, Dr. Mackin received $97,712.15 in cash and a promissory note for $662,288.00.

Dr. Mackin is employed pursuant to an employment agreement with the Company dated December 30, 2004.

Amendment to the Bylaws
-----------------------

On March 23, 2005 we amended Article II, Section 13 of our bylaws to reduce the time required for notice of a special meeting of the board of directors from not less than two days to not less than one day.

Appointment of Executive Committee
----------------------------------

On March 23, 2005, pursuant to Article II, Section 15 of the By-laws, we appointed Robert Tarini, and Joseph P. Mackin as an executive committee (the "Executive Committee"), to serve as such at the discretion of the board of directors. We delegated to said Executive Committee all of the directors' powers permitted under Florida law.

The employment agreements between the Company and Mr. Ducey and between the Company and Dr. Mackin were filed as Exhibits 99.5 and 99.6 respectively to our current report on Form 8-k filed with the SEC on January 7, 2005 and are incorporated herein by reference. The strategic operations contractor agreement with Asset Growth as filed as Exhibit 99.8 to our current report on Form 8-k filed with the SEC on January 7, 2005 and is incorporated herein by reference. The text of Article II, Section 13 of our bylaws, as amended, is attached hereto as Exhibit 99.4.


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ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS

------------- --------------------------------- ------------ ---------------------------------------------------------
Exhibit No.             Description             Filed with                  Incorporated by reference
                                                 this 8-k
------------- --------------------------------- ------------ ------------------ ------------------- ------------------
                                                                   Form            Filing Date         Exhibit No.
------------- --------------------------------- ------------ ------------------ ------------------- ------------------
99.1          Employment Agreement with Mr.                         8-k          January 7, 2005          99.5
              Ducey
------------- --------------------------------- ------------ ------------------ ------------------- ------------------
99.2          Employment Agreement with Dr.                         8-k          January 7, 2005          99.6
              Mackin
------------- --------------------------------- ------------ ------------------ ------------------- ------------------
99.3          Strategic Operations Contractor                       8-k          January 7, 2005          99.8
              Agreement with Asset Growth
              Company
------------- --------------------------------- ------------ ------------------ ------------------- ------------------
99.4          Article II, Section 13 of              x
              By-laws, as amended
------------- --------------------------------- ------------ ------------------ ------------------- ------------------
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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                             MARKLAND TECHNOLOGIES, INC.



                                             By: /s/ Robert Tarini
                                                 -------------------------------
                                                 Robert Tarini
                                                 Chief Executive Officer




Date: March 25, 2005



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EXHIBIT INDEX
------------- --------------------------------- ------------ ---------------------------------------------------------
Exhibit No.             Description             Filed with                  Incorporated by reference
                                                 this 8-k
------------- --------------------------------- ------------ ------------------ ------------------- ------------------
                                                                   Form            Filing Date         Exhibit No.
------------- --------------------------------- ------------ ------------------ ------------------- ------------------
99.1          Employment Agreement with Mr.                         8-k          January 7, 2005          99.5
              Ducey
------------- --------------------------------- ------------ ------------------ ------------------- ------------------
99.2          Employment Agreement with Dr.                         8-k          January 7, 2005          99.6
              Mackin
------------- --------------------------------- ------------ ------------------ ------------------- ------------------
99.3          Strategic Operations Contractor                       8-k          January 7, 2005          99.8
              Agreement with Asset Growth
              Company
------------- --------------------------------- ------------ ------------------ ------------------- ------------------
99.4          Article II, Section 13 of              x
              By-laws, as amended
------------- --------------------------------- ------------ ------------------ ------------------- ------------------
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